SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

Date of report (Date of earliest event reported) October 23, 2002
                                                 ------------------------------

                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                             0-3658                        95-1068610
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                     File Number)           Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
                                                    ----------------------------

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

                  99       Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE FIRST AMERICAN CORPORATION



Date: October 23, 2002                By:/s/ Thomas A. Klemens
                                         ------------------------------------
                                         Name:      Thomas A. Klemens
                                         Title:     Executive Vice President and
                                                    Chief Financial Officer

                                                                     EXHIBIT 99
                                                                     ----------


             THE FIRST AMERICAN CORPORATION REPORTS RECORD-BREAKING
                  OPERATING RESULTS FOR THE THIRD QUARTER 2002

SANTA ANA, Calif., Oct. 23, 2002 - The First American Corporation (NYSE: FAF), the nation's leading diversified provider of business information and related products and services, announced today operating results for the third quarter ended Sept. 30, 2002.

     Net income for the third quarter of 2002 was a company record of $67.4 million, or 84 cents per diluted share, which includes a pretax investment loss of $2.6 million resulting from the previously announced sale of the company's subsidiary, First American Fastrac Systems, Inc. This item totaled $1.5 million on an after-tax basis, or 2 cents per diluted share. Excluding this item, operating net income for the third quarter was $68.9 million, or 86 cents per diluted share, which compares with operating net income of $45.5 million, or 60 cents per diluted share, for the same quarter of 2001. The prior-year quarter excludes previously announced one-time charges (net of investment gains)
totaling $3.8 million on an after-tax basis, or 5 cents per diluted share. Operating revenues for the third quarter of 2002 were a record breaking $1.18 billion, an increase of 24 percent when compared with operating revenues of $952.8 million for the same period last year.

     Net income for the nine-month period of 2002, exclusive of one-time items, was $161.2 million, or $2.03 per diluted share. This compares with net income of $120.5 million, or $1.66 per diluted share, for the first nine months of 2001, excluding one-time items. Operating revenues for the nine-month period of 2002 totaled $3.29 billion, an increase of 26 percent when compared with operating revenues of $2.61 billion for the same period in 2001.

     "We are particularly pleased with the margin improvements across all of our real estate-related business segments in the third quarter of 2002 versus 2001," stated Parker S. Kennedy, president of The First American Corporation. "Third quarter real estate-related activities, including existing and new home sales, and refinancing activity, proved very favorable for First American. Recent record-breaking low mortgage interest rates should further stimulate the demand for homes and refinancings well into 2003, resulting in a strong fourth quarter for our company."

                                    - more -

     Open orders in the title insurance segment for the past three months were up 39 percent compared with the same period in 2001and 32 percent compared with the second quarter of 2002. The company experienced record-setting refinance-related orders during the third quarter. The Mortgage Bankers Association of America's measure of mortgage loan applications for purchases and refinances were the highest ever in the past four weeks.

     Kennedy continued: "While enjoying record-breaking transaction volume, we continue to look for opportunities to improve margins, increase automation and provide higher valuation for First American. The rollout of the FAST Transaction System, which will streamline title production and improve margins, will be substantially complete by year-end. Expense cutting continues as we consolidate operations and use technology to lower personnel expenses and deliver information products faster and more economically to our customers."

About The First American Corporation

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading diversified provider of business information, the company supplies businesses and consumers with the information resources that affect the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $3.75 billion in 2001, First American has more than 22,500 employees in approximately 1,300 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

     Certain statements made in this press release, including those relating to fourth-quarter results and the effects of technology solutions are forward-looking. Risks and uncertainties exist which may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2001, filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



                                    - more -


                                               Summary of Earnings

                                                        For the Three Months Ended         For the Nine Months Ended
                                                               September 30                      September 30
                                                       --------------------------------------------------------------------------
                                                             2002               2001               2002              2001
                                                       --------------------------------------------------------------------------
Revenues                                                $ 1,197,084,000     $ 983,008,000    $ 3,332,485,000    $ 2,677,791,000
Income before income taxes and minority interests       $   129,022,000     $  83,355,000    $   297,635,000    $   228,885,000
Income taxes                                            $    42,800,000     $  30,500,000    $   100,100,000    $    83,200,000
Minority interests                                      $    18,863,000     $  11,160,000    $    45,980,000    $    30,697,000
Net income                                              $    67,359,000     $  41,695,000    $   151,555,000    $   114,988,000
Net income per share:
     Basic                                                         $.94              $.61              $2.13              $1.75
     Diluted                                                       $.84              $.55              $1.91              $1.59
Weighted average shares outstanding:
     Basic                                                   71,827,000        67,844,000         71,092,000         65,877,000
     Diluted                                                 82,679,000        78,872,000         82,112,000         74,529,000



                                     Cash Provided by Operating Activities

                                                         For the Three Months Ended                 For the Nine Months Ended
                                                                September 30                           September 30
                                                       --------------------------------------------------------------------------
                                                             2002               2001               2002              2001
                                                       --------------------------------------------------------------------------

Cash provided by operating activities                    $ 133,183,000      $ 166,698,000     $ 330,518,000      $ 282,208,000



                        Summary Balance Sheet Information


                                              September 30         December 31
                                           -------------------------------------
                                                  2002                  2001
                                           -------------------------------------

Total stockholders' equity                      $1,293,234,000    $1,104,452,000
Book value per share                                    $17.92            $16.08


                      Summary Title Insurance Order Counts
                             From Direct Operations


                                               For the Three Months Ended
                                                      September 30
                                              ----------------------------------
                                                 2002                2001
                                              ----------------------------------

Title orders opened:
     July                                          190,500            145,300
     August                                        222,200            162,600
     September                                     216,700            146,000
                                              -------------      ---------------
       Third quarter total                         629,400            453,900
                                              =============      ===============

Title orders closed:
     July                                          131,700            119,200
     August                                        146,000            128,200
     September                                     147,300            106,800
                                              -------------      --------------
       Third quarter total                         425,000            354,200
                                              =============      ===============


                       (Additional Financial Data Follows)

                                       Selected Financial Data (Unaudited)

                                             For the Three Months Ended                         For the Nine Months Ended
                                                     September 30                                     September 30
                                            --------------------------------------------------------------------------------------
                                                  2002               2001                       2002              2001
                                            --------------------------------------------------------------------------------------
RESULTS OF OPERATIONS
Revenues
  Operating revenues                          $ 1,180,114,000       $ 952,776,000       $ 3,289,704,000        $ 2,610,969,000
  Investment and other income                      22,858,000          22,132,000            61,237,000             58,889,000
  Net realized investment gains (losses)           (5,888,000)          8,100,000           (18,456,000)             7,933,000
                                              -----------------     --------------      -----------------    -------------------
                                                1,197,084,000         983,008,000         3,332,485,000          2,677,791,000
                                              -----------------     --------------      -----------------    -------------------
 Expenses
  Salaries and other personnel costs              381,074,000         331,727,000         1,090,317,000            917,942,000
  Premiums retained by agents                     322,148,000         255,384,000           915,281,000            661,206,000
  Other operating expenses                        265,456,000         216,854,000           748,312,000            622,373,000
  Provision for title losses and other claims      58,215,000          52,661,000           158,011,000            129,676,000
  Depreciation and amortization                    23,662,000          27,820,000            72,894,000             77,925,000
  Premium taxes                                     8,889,000           6,758,000            24,481,000             17,470,000
  Interest                                          8,618,000           8,449,000            25,554,000             22,314,000
                                             -----------------   -----------------      -----------------    -------------------
                                                1,068,062,000         899,653,000         3,034,850,000          2,448,906,000
                                             -----------------   -----------------      -----------------    -------------------
 Income before income taxes
 and minority interests                       $   129,022,000        $ 83,355,000       $   297,635,000          $ 228,885,000
                                             =================   =================      =================    ===================


OPERATING REVENUES

Financial Services
  Title Insurance and Services:
    Direct operations                           $ 464,893,000       $ 375,342,000      $ 1,271,670,000         $ 1,050,715,000
    Agency operations                             393,034,000         317,893,000        1,128,453,000             819,330,000
                                             -----------------    ----------------    -----------------     -------------------
                                                  857,927,000         693,235,000        2,400,123,000           1,870,045,000
  Specialty Insurance                              37,426,000          29,156,000          100,318,000              84,248,000
  Trust and Other Services                          9,647,000          10,419,000           32,341,000              29,305,000
                                             -----------------    ----------------    -----------------     -------------------
                                                  905,000,000         732,810,000        2,532,782,000           1,983,598,000
                                             -----------------    ----------------    -----------------     -------------------
Information Technology

  Mortgage Information                            119,718,000         104,818,000         336,378,000             295,553,000
  Property Information                             71,024,000          51,834,000         183,587,000             154,106,000
  Credit Information                               56,642,000          48,990,000         160,189,000             142,125,000
  Screening Information                            27,730,000          14,324,000          76,768,000              35,587,000
                                             -----------------   -----------------   -----------------     -------------------
                                                  275,114,000         219,966,000         756,922,000             627,371,000
                                             -----------------   -----------------   -----------------     -------------------
Total Operating Revenues                      $ 1,180,114,000       $ 952,776,000     $ 3,289,704,000         $ 2,610,969,000
                                             =================   =================   =================     ===================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services
  Title Insurance and Services                $    80,026,000       $  39,102,000       $ 169,788,000           $ 121,263,000
  Specialty Insurance                               6,014,000           4,638,000          17,855,000               7,755,000
  Trust and Other Services                          2,443,000           3,421,000          11,255,000               8,423,000
                                            -----------------     ----------------   -----------------     -------------------
                                                   88,483,000          47,161,000         198,898,000             137,441,000
                                            -----------------     ----------------   -----------------     -------------------
Information Technology
  Mortgage Information                             39,188,000          38,420,000         100,245,000              90,143,000
  Property Information                             21,405,000           7,491,000          48,070,000              23,803,000
  Credit Information                               10,943,000           6,559,000          30,827,000              21,181,000
  Screening Information                             1,120,000             729,000           3,868,000                 869,000
                                            -----------------    ----------------   -----------------     -------------------
                                                   72,656,000          53,199,000         183,010,000             135,996,000
                                            -----------------    ----------------   -----------------     -------------------
Total before corporate expenses and
  minority interest                               161,139,000         100,360,000         381,908,000             273,437,000
   Corporate expense                               32,117,000          17,005,000          84,273,000              44,552,000
                                            -----------------    ----------------   -----------------     -------------------

Income before income taxes and
minority interests                              $ 129,022,000      $   83,355,000      $  297,635,000           $ 228,885,000
                                            =================     =================   =================   ===================


                                      # # #
